Intangible Assets	12 Months Ended
Aug. 29, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Intangible Assets

As of	2013		2012
	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Product and process technology	$642	$(269)	$575	$(234)
Customer relationships	127	(114)	127	(98)
Other	—	—	1	—
	$769	$(383)	$703	$(332)

During 2013 and 2012, we capitalized $100 million and $47 million, respectively, for product and process technology with weighted-average useful lives of 7 years and 10 years, respectively. Amortization expense was $83 million, $88 million and $79 million for 2013, 2012 and 2011, respectively.  Annual amortization expense is estimated to be $90 million for 2014, $73 million for 2015, $65 million for 2016, $54 million for 2017 and $44 million for 2018.